Warrants Liability	12 Months Ended
Dec. 31, 2021
Derivative Instruments and Hedging Activities Disclosure [Abstract]
WARRANTS LIABILITY

Note 11:- warrants liability

As a result of the Merger, the Company assumed a derivative warrant liability related to 3,112,080 private placement warrants that had been issued by ITAC and assumed by the Company pursuant to the Merger Agreement. The Company utilizes a Black-Scholes option pricing model to estimate the fair value of the private placement warrants and are considered a Level 3 fair value measurement. The private warrants are measured at each reporting period, with changes in fair value recognized in the statement of operations. The private warrants reported as liabilities in the Consolidated Balance Sheet at December 31, 2021 since the warrants do not meet the criteria for equity classification. See Note 3.

The private placement warrants, so long as they are held by their permitted transferees, (i) were not be redeemable by the Company (ii) may be exercised by the holders on a cashless basis and (iii) are entitled to registration rights pursuant to an amendment to the registration rights agreement pursuant to which the Company assumed.

The private warrants are presented as liabilities on the consolidated balance sheet at fair value in accordance with ASC 480 “Distinguishing Liabilities from Equity”. The liability then, will be remeasured every reporting period with any change to fair value recorded within financial expenses in the statements of operations.